UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 8, 2022

Lucira Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39976	27-2491037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 62nd Street Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 350-8071

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2022, Lucira Health, Inc. (the “Company”) provided Notice of Termination (the “Notice”) of the Patent License Agreement (the “Agreement”), dated July 15, 2020, by and between the Company and Eiken Chemical Co., Ltd. (“Eiken”) to Eiken. Termination of the Agreement will be effective May 12, 2022 (the “Termination Date”).

Pursuant to the terms of the Agreement, Eiken granted the Company a non-transferable, non-assignable, sublicensable (solely to the Company’s affiliates), non-exclusive license under certain patents (the “Eiken Licensed Patents”), relating, in part, to loop-mediated isothermal amplification, to develop, make, use, sell, offer for sale and dispose of any reagent, product, kit, device, equipment and/or system for nucleic acid-based in-vitro diagnostic tests for detection of SARS-CoV-2, which causes COVID-19 in the United States. Under the Agreement, the Company also has limited have-made rights with respect to the Eiken Licensed Patents. The Company terminated the Agreement because certain Eiken Licensed Patents have expired, all of which are locations in which the Company operates.

Following termination of the Agreement, the Company will not be required to make any future payments under the Agreement. The Company will furnish to Eiken, within thirty (30) days after the Termination Date, a royalty report as set forth in Sections 4.02 and 4.06 of the Agreement.

This description of the Agreement is qualified in its entirety by reference to the redacted text of the Agreement for confidential treatment, a copy of which was filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission on January 15, 2021, as amended (File No. 333-252164).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: March 14, 2022	By:	/s/ Daniel George
Daniel George Chief Financial Officer